SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          ---------------------------

                                OCTOBER 14, 1997
                        (DATE OF EARLIEST EVENT REPORTED)


                           EXCEL COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)



             DELAWARE                  001-13433               75-2720091
    (State or Other Jurisdiction       (Commission           (I.R.S. Employer
          of Incorporation)            File Number)        Identification No.)

                    8750 NORTH CENTRAL EXPRESSWAY, SUITE 2000
                               DALLAS, TEXAS 75231
                    (Address of Principal Executive Offices)


                                 (214) 863-8000
               Registrant's Telephone Number, including area code)

                                  NEW RES, INC.
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2:  ACQUISITIONS OR DISPOSITIONS OF ASSETS

                  On October 14, 1997, EXCEL Communications, Inc. (formerly known as New RES, Inc.), a Delaware corporation (the "Company"), announced that it had completed the acquisition of Telco Communications Group, Inc., a Virginia corporation ("Telco") pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of June 5, 1997, by and among the Company, Telco, Excelcom, Inc. (formerly known as EXCEL Communications, Inc. and hereinafter referred to as "Excel"), T-Sub, Inc., a Virginia corporation ("T-Sub") and E-Sub, Inc., a Delaware corporation ("E- Sub"). Pursuant to the Merger Agreement, on October 14, 1997 E-Sub was merged with and into Excel and T-Sub was merged into Telco, with each of Excel and Telco being the surviving corporations of such mergers (the "Mergers"). At the effective time of the Mergers, all previously outstanding shares of Excel common stock ceased to be outstanding, and each such share was converted into the right to receive one share of common stock, $0.001 par value, of the Company ("Company Common Stock"), and all previously outstanding shares of Telco common stock ceased to be outstanding, and each such share was converted into the right to receive (i) 0.7595 shares of Company Common Stock and (ii) $15.00 in cash. Reference is made to the Company's Press Release, dated October 14, 1997, which is attached hereto as an exhibit and is incorporated herein by reference.

                  The aggregate Merger consideration consisted of (i) approximately $500 million of cash to be paid to the holders of Telco common stock, (ii) approximately 30.3 million shares of Company Common Stock (including shares of Company Common Stock reserved for issuance upon the exercise of stock options of Telco assumed by the Company) to be issued to holders of Telco common stock and Telco options (upon exercise thereof) and (iii) approximately 111.4 million shares of Company Common Stock (including shares of Company Common Stock reserved for issuance upon the exercise of stock options of Excel assumed by the Company) to be issued to holders of Excel common stock and Excel options (upon exercise thereof).

                  The cash portion of the Merger consideration was funded from the proceeds of borrowings under the Company's new $1 billion credit facility pursuant to the Credit Agreement, dated as of October 10, 1997, by and among the Company, the lenders party thereto, Lehman Commercial Paper Inc., as Arranger and Syndication Agent, Bank of America National Trust and Savings Association and Nationsbank of Texas, N.A., as Documentation Agents, and First Union National Bank, as Administrative Agent (the "Credit Agreement"). Reference is made to the Credit Agreement, which is attached hereto as an exhibit and is incorporated herein by reference.


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

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

         (A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                  Audited consolidated financial statements (with notes thereto) of Telco and its subsidiaries for the periods prescribed are incorporated herein by reference to pages 17 through 31 of Telco's Annual Report on Form 10-K for the year ended December 31, 1996.

                  Unaudited consolidated financial statements (with notes thereto) of Telco and its subsidiaries for the prescribed interim periods are incorporated herein by reference to pages 3 through 9 of Telco's Quarterly Report on Form 10-Q for the period ended June 30, 1997.

         (B)      PRO FORMA FINANCIAL INFORMATION

                  Unaudited pro forma combined financial statements (with notes thereto) of the Company, giving effect to the Merger under the purchase accounting method, are incorporated herein by reference to pages 52 through 57 of the Company's Registration Statement on Form S-4 (File No. 333-35377) (the "Registration Statement").

         (C)      EXHIBITS

                  2.1 Agreement and Plan of Merger, dated as of June 5, 1997, by and among EXCEL Communications, Inc., T-Sub, Inc., E-Sub, Inc. and Telco Communications Group, Inc. (filed as Appendix I to the Registration Statement, and incorporated herein by reference).

                  99.1 Press Release of EXCEL Communications, Inc., dated October 14, 1997.


                  99.2 Credit Agreement, dated as of October 10, 1997, by and among EXCEL Communications, Inc., the lenders party thereto, Lehman Commercial Paper Inc., as Arranger and Syndication Agent, Bank of America National Trust and Savings Association and Nationsbank of Texas, N.A., as Documentation Agents, and First Union National Bank, as Administrative Agent.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EXCEL COMMUNICATIONS, INC.



                                      By:    /s/ John J. McLaine
                                           -------------------------------------
                                                 John J. McLaine
                                           President and Chief Operating Officer



Dated:  October 28, 1997



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

                                  Exhibit Index
                                  -------------




Exhibit
Number                                    Description
-------                                   ------------


2.1 Agreement and Plan of Merger, dated as of June 5, 1997, by and among EXCEL Communications, Inc., Excelcom, Inc., T-Sub, Inc. and Telco Communications Group, Inc. (filed as Appendix I to the Registration Statement, and incorporated hereby by reference).

99.1              Press Release of EXCEL Communications, Inc., dated October
                  14, 1997.

99.2 Credit Agreement, dated as of October 10, 1997, by and among EXCEL Communications, Inc., the lenders party thereto, Lehman Commercial Paper Inc., as Arranger and Syndication Agent, Bank of America National Trust and Savings Association and Nationsbank of Texas, N.A., as Documentation Agents, and First Union National Bank, as Administrative Agent.



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